                                                                    Exhibit 99.1

                                  CERTIFICATION

            In  accordance   with  the   requirements  of  Section  906  of  the
Sarbanes-Oxley Act of 2002 (18 U.S.C.  ss.1350),  each of the undersigned hereby certifies that:

            (i)  this  Current  Report on Form  8-K/A  fully  complies  with the requirements  of  section  13(a)  or  15(d)  of the  Securities
                 Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

            (ii) the information  contained in this report fairly  presents,  in all material respects,  the financial  condition and results of operations of Sporting Magic, Inc.

Dated as of this 14th day of August 2002.

/s/ Dan Cooke                                /s/ Charles Thompson
-------------------------------              -------------------------------
Dan Cooke                                    Charles Thompson
Chairman and Chief Executive Officer         Chief Financial Officer